Deferred revenue	12 Months Ended
Dec. 31, 2019
Deferred revenue
Deferred Revenue

21.  Deferred revenue

	2018	2019
	RMB	RMB

Deferred revenue	1,609,787	1,453,658

Pursuant to the business cooperation agreement, Yixin shall provide the cooperation to Yusheng and/or its affiliates for a term of 20 years from the date of the business cooperation agreement. Deferred revenue related to Yusheng amounting to US$227.8 million was initially recognized at fair value of the services in the business cooperation agreement. As of December 31, 2018 and 2019, the carrying amount of the related deferred revenue amounted to RMB1.51 billion and RMB1.42 billion, respectively.